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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                              ------------------------

                                      FORM 8-K

                              ------------------------

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 2, 1998
                                                 -------------------------


                                LITHIA MOTORS, INC.
               (Exact name of registrant as specified in its charter)

                OREGON                                      93-0572810
(State or other jurisdiction of incorporation            (I.R.S. Employer
          or organization)                              Identification No.)


   360 E. JACKSON STREET, MEDFORD, OREGON                     97501
 (Address of principal executive offices)                  (Zip Code)

         Registrant's telephone number, including area code:  (541) 776-6899

         (Former name or former address, if changed since last report): N/A

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                                LITHIA MOTORS, INC.
                                      FORM 8-K
                                       INDEX

Item      Description                                                 Page
----      -----------                                                 ----
Item 2.   Acquisition or Disposition of Assets                        2

Item 7.   Financial Statements and Exhibits                           2

          Signatures                                                  3


                                          1

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) On November 2, 1998, Lithia Motors, Inc. (the "Company"), acquired the inventories, operating assets, real property and intangible assets and assumed all liabilities of Hutchins Imported Motors, Inc. ("Hutchins") in Eugene, Oregon, pursuant to an Agreement for Purchase and Sale of Business
     Assets (the "Agreement") dated June 18, 1998.   Pursuant to the Agreement,
     the total purchase price was approximately $7.0 million, consisting of $5.0 million in cash from the Company's used car revolver line of credit and a $2.0 million note to the seller. The Company is leasing a portion of the land and facilities from the seller.

     There was no previous relationship between the Company and Hutchins, nor any of the Company's and Hutchins' affiliates, officers or directors.

(b) The Company acquired vehicle and parts and supplies inventories, as well as other assets used in the business of vehicle sales, service and support. The Company intends to utilize the purchased assets in the same capacity.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

     Financial statements for Hutchins are not required to be filed.

(b)  PRO FORMA FINANCIAL INFORMATION

     Pro forma financial information for Hutchins is not required to be filed.

(c)  EXHIBITS

     The exhibits filed as a part of this report are listed below and this list constitutes the exhibit index.

     2.1 Stock Purchase Agreement between William N. Hutchins, Hutchins Eugene Nissan, Inc. and Hutchins Imported Motors and Lithia Motors, Inc., dated June 18, 1998, previously filed as Exhibit 2.3 to the Company's Form 10-Q for the quarter ended June 30, 1998 as filed with the Securities and Exchange Commission on August 13, 1998 and is incorporated herein by reference.
     2.2 First, Second and Third Addenda to Stock Purchase Agreement by and between William N. Hutchins, Hutchins Imported Motors, Inc. and Hutchins Eugene Nissan, Inc. and Lithia Motors, Inc., dated June 18, 1998, previously filed as Exhibit 2.4 to the Company's Form 10-Q for the quarter ended September 30, 1998 as filed with the Securities and Exchange Commission on November 10, 1998 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   November 9, 1998        LITHIA MOTORS, INC.


                                By /s/ SIDNEY B. DEBOER
                                  ---------------------
                                  Sidney B. DeBoer
                                  Chairman of the Board,
                                  Chief Executive Officer and Secretary
                                  (Principal Executive Officer)


                                By /s/ BRIAN R. NEILL
                                  -------------------
                                  Brian R. Neill
                                  Senior Vice President and
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)


                                  3